LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 29, 2017

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

Effective January 1, 2018, the section of each fund’s Statement of Additional Information discussing the fund’s custodian and transfer agent is supplemented with the following:

Legg Mason ETF Investment Trust (the “Trust”) has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the fund. The fund’s current custodian, State Street Bank and Trust Company (“State Street”), will continue to provide custody services to the fund until the custody function is fully converted to BNY Mellon, which is scheduled to occur during a transition period throughout 2018.

Upon the conversion of custody services, BNY Mellon will serve as the custodian of the fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. BNY Mellon neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

The Trust has also entered into an agreement with BNY Mellon to serve as transfer agent to the fund. The fund’s current transfer agent, State Street, will continue to provide transfer agency services to the fund until the custody function is fully converted to BNY Mellon, which is scheduled to occur during a transition period throughout 2018.

BNY Mellon (the “Transfer Agent”) serves as the fund’s transfer agent. Under its transfer agency agreement with the Trust, the Transfer Agent provides the following services with respect to the fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the fund on or with respect to fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

SCHEDULE A

Fund	Date of Statement of Additional Information
ClearBridge All Cap Growth ETF	May 3, 2017
ClearBridge Dividend Strategy ESG ETF	May 22, 2017
ClearBridge Large Cap Growth ESG ETF	May 22, 2017
Legg Mason Developed ex-US Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Low Volatility High Dividend ETF	November 17, 2016
Legg Mason Global Infrastructure ETF	December 29, 2016

Fund	Date of Statement of Additional Information
Legg Mason International Low Volatility High Dividend ETF	March 1, 2017
Legg Mason Low Volatility High Dividend ETF	March 1, 2017
Legg Mason Small-Cap Quality Value ETF	July 11, 2017
Legg Mason US Diversified Core ETF	March 1, 2017

Please retain this supplement for future reference.

LMFX424167

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